File Number: 333-96545
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                              September 26, 2006




       Supplement to the May 1, 2006 Class A, Class B and Class C Shares
              Prospectus for Pioneer Protected Principal Plus Fund


The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the main text of the supplemented section.

Management fee
Effective August 1, 2006, Pioneer Investment Management, Inc. has contractually agreed to limit its annual fee for managing the fund to 0.40% of the fund's average daily net assets through the end of the Guarantee Period (as such term is defined in the prospectus).

Average annual total return
Prior to February 1, 2004, Class C shares of the fund were sold subject to an initial sales charge of 1% of the amount invested. The average annual total returns for Class C shares set forth on page 3 of the revised prospectus for the one-year and since inception periods ended December 31, 2005 do not reflect the 1% initial sales charge. Since this sales charge no longer applies, the footnote below the table is replaced with the following: "*The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above."




                                                                   19815-00-0906
                                         (C)2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC